Semi-Annual Report

                                December 31, 1995

                                  Mini-Cap Fund
                               Value + Growth Fund
                                  Balanced Fund

                             [INSERT PASTE-UP HERE]

                                   Fund Group

                                TABLE OF CONTENTS





Letter to Shareholders                                                1
Performance
 Mini-Cap Fund                                                        2
 Value + Growth Fund                                                  4
 Balanced Fund                                                        6
Schedules of Investments                                              8
Statements of Assets and Liabilities                                 19
Statements of Operations                                             20
Statements of Changes in Net Assets                                  21
Financial Highlights                                                 24
Notes to Financial Statements                                        26

                             LETTER TO SHAREHOLDERS

Dear Shareholder:

     This report provides a review and outlook, along with a summary of key financial and performance information, for each of the Funds of the Jurika & Voyles Fund Group for the period ending December 31, 1995.

      We would also like to take this opportunity to announce our new West Coast address! For shareholders located on the West Coast, please send future deposits and/or mailings to Jurika & Voyles Fund Group, P.O. Box 23845, Oakland, CA 94623-0848.

      As always, we stand ready to serve you. If you have any questions, please do not hesitate to call our Investor Center at (800) JV-INVST (800-584-6878).

Very truly yours,

William K. Jurika                                        Glenn C. Voyles
President                                                Chairman
Jurika & Voyles, Inc.                                    Jurika & Voyles, Inc.

                  DIRECTORY OF FUNDS' SERVICE PROVIDERS

Investment Adviser
Jurika & Voyles, Inc., 1999 Harrison Street, Suite 700, Oakland, CA 94612

Distributor
First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261-E, Phoenix, AZ 85018

Administrator
Investment Company Administration Corp., 2025 E. Financial Way, Suite 101, Glendora, CA 91741

Custodian, Transfer Agent and Fund Accountant
State Street Bank & Trust Co., 1776 Heritage, Quincy, MA 02171

Legal Counsel
Heller, Ehrman, White & McAuliffe, 333 Bush Street, San Francisco, CA 94104

Auditor
McGladrey & Pullen, LLP, 555 Fifth Avenue, 8th Floor, New York, NY 10017

This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a current prospectus for Jurika & Voyles Fund Group. Distributor: First Fund Distributors, Inc.

                                   PERFORMANCE


                                  Mini-Cap Fund

      OBJECTIVE: Jurika & Voyles Mini-Cap Fund seeks to provide investors with maximum long-term capital appreciation. This is achieved by investing primarily in the common stock of quality companies with small market capitalizations that offer value and significant future growth potential.

      REVIEW: The total return for the Jurika & Voyles Mini-Cap Fund for 1995 was 52.21%. This compares with a return of 28.44% for the Russell 2000 Index, 37.50% for the S&P 500 Index and 37.35% for the Dow Jones Industrial Average. The total return for the Fund since inception on September 30, 1994 was 62.10%. In general, 1995 was a relatively better year for large cap stocks than smaller issues. However, the Mini-Cap Fund benefited from bottom-up, fundamental, stock selection.

      The industry groups that helped the Mini-Cap Fund earn strong returns in 1995 included manufactured housing, oil services, small industrials and technology turn-arounds. The best performing stocks were diversified across industry sectors. They included companies such as Burr Brown, a semiconductor turn-around; Hutchinson Technology, another technology turn-around; Renters Choice, a new issue rent-to-own retailer; Pride Petroleum, a workover rig oil service company; Redman Industries, a manufactured housing company; Granite Construction, a heavy construction contractor in the Western United States; Vesta, a property and casualty insurance company; and U.S. Home, a regional home builder.

     In the Mini-Cap Fund, we are seeking a core of "Baby Blue Chips" which enjoy experienced and strong management, a solid financial position, and a long term operating history. Our companies are often market leaders in niche markets with proprietary positions or products without rapid obsolescence; hold special franchises; operate in industries with high entry barriers; or consistently demonstrate market share growth in mature as well as growth markets. We attempt to avoid companies with high perceived risk from cyclicality, high P/E valuation, debt levels over 50%, or weak operating histories. Rather, we seek to identify investment opportunities from both a growth and value perspective. Our analysis is focused on businesses with strong balance sheets and cash flows, which are selling at low prices relative to intrinsic value or prospective growth rates.

     Our value/growth parameters include internally generated growth of 15% or better, a P/E of 50% to 75% of the growth rate, a price of 4-5x pretax cash flow, a balance sheet containing undervalued or unrecognized assets, a stock price well below the replacement value of assets, break-up value, or net working capital. We plan to be fully invested in small cap stocks, and expect the cash position to vary from 5% to 15%. Within this broad range, cash levels will reflect cash flows into and out of the fund and profit taking in overvalued stocks. While we hope to hold a core portfolio of quality companies with both value and growth characteristics, our value orientation will cause us to take profits in stocks whose P/E has reached a risky valuation level.

     OUTLOOK: Our outlook for the equity markets is positive for 1996. With interest rates at historically low levels, economic growth expected to be modest yet positive, and inflation under control (especially asset inflation), returns from alternate asset classes should not offer serious competition for stocks. We further believe that 1996 should be a better year for small cap stocks relative to 1995. We expect, as this bull market ages, investors will increasingly need to look to the second tier of stocks for potential appreciation.

      In the fourth quarter of 1995, the market experienced unusually high sector volatility within a generally strong upward market. The market shifted away from technology toward healthcare, interest-sensitive and oil-related stocks. We expect this shift to continue to set the tone for 1996. We believe that there will be continued strength in healthcare and oil-related stocks, as well as a recovery in the small cap growth industrials. The extent of the current U.S. slowdown becomes known, investors will once again look to economic re-acceleration. Other themes that we expect to do well in 1996 include global tourism, consolidation of mature industries, distribution in America, the aging of the Baby Boomer generation, and retailers serving rural or small town populations. In conclusion, 1996 looks to be a potentially good year for small cap stocks with strong internal dynamics.

      Comparison of Change in Value of a $10,000 Investment in Jurika & Voyles Mini-Cap Fund with Lipper Small Company Fund Index and Rus sell 2000 Index

                              PLOTS FOR LINE GRAPH
                                  MINI-CAP FUND

                            J&V        LIPPER SMALL COMP.   RUSSELL 2000
          DATE         MINI-CAP FUND       FUND INDEX          INDEX
          ----         -------------       ----------          -----

        09/30/94          10,000             10,000            10,000
        12/31/94          10,650              9,987             9,814
        03/31/95          11,832             10,547            10,266
        06/30/95          14,147             11,524            11,228
        09/30/95          15,509             12,965            12,338
        12/31/95          16,210             13,125            12,605

      This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Jurika & Voyles Mini-Cap Fund with a similar investment in the Lipper Small Company Fund Index and the Russell 2000 Index from the inception of the Fund on September 30, 1994 to the end of the Fund's semi-annual period on December 31, 1995. For purposes of the graph and the Fund's Annualized Return Since Inception and One Year Total Return, it has been assumed that all recurring fees (including management fees) were deducted and all distributions were reinvested.

     Total return of the Fund reflects the fact that all fees and expenses, in excess of certain expense limits specified in the investment management agreement, have been assumed by Jurika & Voyles, Inc.

      Lipper Small Company Fund Index is an unmanaged, net asset value weighted index of 30 mutual funds that invest primarily in companies with small market capitalization. Russell 2000 Index is a widely regarded small-cap index of the 2,000 smallest securities of the Russell 3000 Index which comprises of the 3,000 largest U.S. securities as determined by total market capitalization.

      Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. All results are historical.
Past performance is no guarantee of future results.

                                   PERFORMANCE
                                   -----------


                               Value + Growth Fund

     OBJECTIVE: Jurika & Voyles Value + Growth Fund seeks long-term capital appreciation. This Fund invests primarily in the common stock of quality companies of all market capitalizations that offer current value and significant future growth potential.

     REVIEW: Calendar year 1995 was a tremendous year in the equity markets in which the DJIA, S&P 500, and NASDAQ composite indexes all tested new highs, although their performance was largely driven by a narrow group of companies. The Value + Growth Fund returned 28.1% for 1995. While it underperformed the S&P 500, the Fund maintained a less volatile risk profile over the course of the year. Although the equity markets were strong, the performance of the underlying economy was far less exciting. Gross Domestic Product grew a modest 3%, in line with projections, and our outlook is for similar or slightly slower growth in 1996. Given this stable but uninspiring outlook, we find it difficult to understand the prices being paid to own many of the stocks that are driving the major market indexes ever higher. This is especially true when it is possible to find stocks elsewhere in the market, that we believe represent far better investments.

      As always, our goal for the Value + Growth Fund is to create a portfolio of companies that offer better characteristics for growth, with better financial health than the broad market, and that sell at cheaper prices. We believe that companies that offer these characteristics represent better businesses at better prices and will prove to be superior investments over time. Relative to the broad market and especially to the top 25 companies in the S&P 500 that were the darlings of Wall Street in 1995, the companies in the Value + Growth Fund continue to offer significantly better growth prospects, better financial strength, and were purchased at competitive prices. Currently, the stocks in the portfolio have an average projected earnings growth rate of 18% per annum, as calculated by Jurika & Voyles analysts, and are valued at approximately 11 times our 1996 earnings estimates. This compares with a projected earnings growth rate of 9% for the S&P 500, based on 3 years of First Call estimates, which is currently selling at a P/E ratio of 16.1 times 1996 earnings.

      During the course of the year, the Fund held significant positions in technology, managed healthcare, financial services, and specialized industrial stocks. Both technology and financial services stocks were strong performers in the first nine months of the year, but declined significantly in the fourth quarter. Technology stocks were hit especially hard, as the market became concerned about a slowdown in the semiconductor cycle. We continue to believe in technology as a core long-term holding, but expect that these stocks may remain volatile in the first half of 1996.

      The current allocation of the Value + Growth Fund is 77% in equities and 23% in cash. The high cash position is the result of selling existing holdings as market valuation levels have risen, cash in-flows into the fund, and an expensive market in which to reinvest the cash.

      Major sector weightings include technology-related issues; including semiconductors, networking, and telecommunications, and financial services; including banks and insurance companies. These concentrations are more the result of selecting individual companies that meet our criteria for value and growth rather than a top-down decision which would emphasize sectors relative to the benchmark.

      In the fourth quarter we added several new names to the portfolio. Three of the companies are technology related as we were able to buy them at very attractive valuation levels, while Wall Street continued to run from the sector. The three companies are LSI Logic, Read Rite, and Integrated Device Technology, a stock that we held and sold at a profit earlier in the year. In order to put new cash to work, we also increased positions in companies that declined to more attractive buy prices. Included in this group are six technology holdings - VLSI Technology, SGS-Thomson, National Semiconductor, Cyrix Corporation, BMC Software, MEMC Electronics - all of which became significantly more attractive as investors abandoned the technology sector. Additional purchases were made in Circuit City, KN Energy, Asia Pulp and Paper, and Apria Healthcare, which was a casualty of concern over Medicare spending cuts.

      We sold Compaq and Newbridge Networks during the second half of 1995 to take profits and to make room for other technology purchases, and tendered our shares of Emphasys Financial for a nice gain. We also eliminated Trinity Industries and Stewart and Stevenson, both companies which were underperforming our expectations. Finally, we reduced positions in Whirlpool, Foundation Health and Cisco Systems to take some profits and re-balance the portfolio.

                                  PERFORMANCE
                                  -----------

                              Value + Growth Fund


      OUTLOOK: As we look forward to 1996, we see signs of economic slowing but do not believe that the economy is on the verge of a recession. Most businesses are decreasing their capital spending, inventories are being controlled in anticipation of declining demand, and corporate profits are not growing at the rate they did in 1995. Exports have been strong, but the strengthening dollar and some slowing foreign economies indicate reduced demand in the coming year. Consumer sentiment is down and spending has slowed, reflecting an ever more cautious consumer. Overall, we expect the economy to grow between 2% to 3% in 1996, and corporate profits to be up around 9%.

      In an environment of slow growth and low inflation rates, market valuation levels may remain above average for an extended period of time. The large capitalization quality growth companies that dominate the market indexes are already more than fully valued. It is beyond the realm of these pricey giants that we are finding the best opportunities for value and growth for the Jurika & Voyles Value + Growth Fund for the new year.

Comparison of Change in $10,000 Investment in Jurika & Voyles Value + Grow th Fund with
                Lipper Growth Fund Index and S&P 500 Index

                              PLOTS FOR LINE GRAPH
                              VALUE + GROWTH FUND

                            J&V        LIPPER SMALL COMP.   RUSSELL 2000
          DATE         MINI-CAP FUND       FUND INDEX          INDEX
          ----         -------------       ----------          -----

        09/30/94          10,000             10,000            10,000
        12/31/94          10,559              9,888             9,926
        03/31/95          11,210             10,603            10,821
        06/30/95          12,843             11,737            11,773
        09/30/95          13,755             12,804            12,630
        12/31/95          13,525             13,001            13,311



      This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Jurika & Voyles Value + Growth Fund with a similar investment in the Lipper Growth Fund Index and the S&P 500 Index from the inception of the Fund on September 30, 1994 to the end of the Fund's semi-annual period on December 31, 1995. For purposes of the graph and the Fund's Annualized Return Since Inception and One Year Total Return, it has been assumed that all recurring fees (including management fees) were deducted and all distributions were reinvested.

     Total return of the Fund reflects the fact that all fees and expenses, in excess of certain expense limits specified in the investment management agreement, have been assumed by Jurika & Voyles, Inc.

      Lipper Growth Fund Index is an unmanaged, net asset value weighted index of 30 mutual funds that invest primarily in companies of all market capitalization with potential for growth. S&P 500 Index contains 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

      Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. All results are historical.
Past performance is no guarantee of future results.

                                   PERFORMANCE
                                   -----------

                                  Balanced Fund

      OBJECTIVE: Jurika & Voyles Balanced Fund seeks to provide investors with a balance of long-term capital appreciation and current income. The Fund invests primarily in a diversified portfolio that combines stocks, bonds and cash-equivalent securities.

      REVIEW: The total return of the Balanced Fund for the 1995 calendar year was 25.4%, slightly above the Lipper Balanced Fund Index. The equity and bond markets did well, with the bond market reacting favorably to a year of declining interest rates. Although the stock and bond markets were strong, the performance of the underlying economy was far less exciting. Gross Domestic Product grew a modest 3%, in line with projections, and our outlook is for similar or slightly slower growth in 1996. Given this stable but uninspiring outlook, we find it difficult to understand the prices being paid to own many of the stocks that are driving the major market indexes ever higher. This is especially true when it is possible to find stocks elsewhere in the market, that we believe represent far better investments.

      As always, our goal for the Balanced Fund is to create a portfolio of companies that offer moderate growth with income. We do this by finding companies that have better characteristics for growth, with better financial health than the broad market; and that sell at cheaper prices. We believe that companies that offer these characteristics represent better businesses at better prices and will prove to be superior investments over time. Relative to the broad market and especially to the top 25 companies in the S&P 500 that were the darlings of Wall Street in 1995, the companies in the Balanced Fund continue to offer significantly better growth prospects, better financial strength, and were purchased at competitive prices. Currently, the stocks in the portfolio have an average projected earnings growth rate of 18%, as calculated by Jurika & Voyles analysts, and are valued at approximately 11 times our 1996 earnings estimates. This compares with a projected earnings growth rate of 9% for the S&P 500, based on 3 years of First Call estimates, which is currently selling at a P/E ratio of
16.1 times 1996 earnings.

      During the course of the year, the Balanced Fund held significant positions in technology, managed healthcare, financial services, and specialized industrial stocks. Both technology and financial service stocks were strong performers in the first nine months of the year, but declined significantly in the fourth quarter. Technology stocks were hit especially hard, as the market became concerned about a slowdown in the semiconductor cycle. We continue to believe in technology as a core long-term allocation, but expect that these stocks may remain volatile in the first half of 1996.

      Major equity sector weightings include technology-related issues; including semiconductors, networking, and telecommunications, and financial services; including banks and insurance companies. These concentrations are more the result of selecting individual companies that meet our criteria for value and growth rather than a top-down decision which would emphasize sectors relative to their benchmarks.

      In the fourth quarter we added several new names to the portfolio. Three of the companies are technology related and we were able to buy them at very attractive valuation levels, while Wall Street continued to run from the sector. The three companies are LSI Logic, Read Rite, and Integrated Device Technology, a stock that we held and sold at a profit earlier in the year. In order to put new cash to work, we also increased positions in companies that declined to more attractive buy prices. Included in this group are six technology holdings - VLSI Technology, SGS-Thomson, National Semiconductor, Cyrix Corporation, BMC Software, MEMC Electronics - all of which became significantly more attractive as investors abandoned the technology sector. Additional purchases were made in Circuit City, KN Energy, Asia Pulp and Paper, and Apria Healthcare, which was a casualty of concern over Medicare spending cuts.

      We sold Compaq and Newbridge Networks during the second half of 1995 to take profits and to make room for other technology purchases, and tendered our shares of Emphasys Financial for a nice gain. We also eliminated Trinity Industries and Stewart and Stevenson, both companies which were underperforming our expectations. Finally, we reduced positions in Whirlpool, Foundation Health and Cisco Systems to take some profits and rebalance the portfolio.

                                  PERFORMANCE
                                  -----------

                                 Balanced Fund

      OUTLOOK: As we look forward to 1996, we see signs of economic slowing but do not believe that the economy is on the verge of a recession. Most businesses are decreasing their capital spending, inventories are being controlled in anticipation of declining demand, and corporate profits are not growing at the rate they did in 1995. Exports have been strong, but the strengthening dollar and some slowing foreign economies indicate reduced demand in the coming year. Consumer sentiment is down and spending has slowed, reflecting an ever more cautious consumer. Overall, we expect the economy to grow between 2% to 3% in 1996, and corporate profits to be up around 9%.

      In an environment of slow growth and low inflation rates, market valuation levels may remain above average for an extended period of time. The large capitalization quality growth companies that dominate the market indexes are already more than fully valued. We continue to search elsewhere in the market to find stocks that we believe represent better value for the Balanced Fund. In this environment, bond yields should stay near their present levels. In the Balanced Fund, we will maintain the slightly longer maturity structure that we established earlier in 1995. This is consistent with our outlook for a slowing economy, low inflation, and reduced demand for credit. We are also focusing on maximizing the current yield and will therefore continue to stress current income and seek undervalued credits in the fixed income portion of the Fund.

Comparison of Change in Value of a $10,000 Investment in Jurika & Voyles B alanced Fund and Lipper Balanced Fund Index and Lehman Brothers Intermediate Gov't/Corp. Bond Index

                              PLOTS FOR LINE GRAPH
                                 BALANCED FUND

                            J&V        LIPPER SMALL COMP.   RUSSELL 2000
          DATE         MINI-CAP FUND       FUND INDEX          INDEX
          ----         -------------       ----------          -----

        03/09/92          10,000             10,000            10,000
        06/30/92          10,162             10,160            10,247
        09/30/92          10,720             10,483            10,857
        12/31/92          11,547             10,853            10,819
        03/31/93          12,118             11,352            11,249
        06/30/93          12,333             11,565            11,491
        09/30/93          13,060             11,980            11,751
        12/31/93          13,512             12,123            11,793
        03/31/94          13,330             11,733            11,554
        06/30/94          13,216             11,637            11,485
        09/30/94          13,544             11,968            11,579
        12/31/94          13,216             11,821            11,566
        03/31/95          14,142             12,533            12,073
        06/30/95          15,573             13,408            12,675
        09/30/95          16,480             14,130            12,884
        12/31/95          16,574             14,728            13,336


      This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Jurika & Voyles Balanced Fund with a similar investment in the Lipper Balanced Fund Index and the Lehman Brothers Intermediate Government/Corporate Bond Index from the inception of the Fund on March 9, 1992 to the end of the Fund's semi-annual period on December 31, 1995. For purposes of the graph and the Fund's Annualized Total Return Since Inception and the One Year Total Return, it has been assumed that all recurring fees (including management fees) were deducted and all distributions were reinvested.

     Total returns of the Fund reflect the fact that all fees and expenses, in excess of certain expense limits specified in the investment management agreement, have been assumed by Jurika & Voyles, Inc.

      Lipper Balanced Fund Index is an unmanaged, net asset value weighted index of 30 largest balanced mutual funds. Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporate issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds.

      Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. All results are historical.
Past performance is no guarantee of future results.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1995

                                   (Unaudited)

                                  Mini-Cap Fund


                                                Number of
Descriptions                                     Shares         Value
------------                                     ------         -----
COMMON STOCKS - 92.76%
CONSUMER
Agriculture - 0.89%
Delta & Pine Co. .............................   5,333         $196,000
                                                               --------


Consumer Products - 4.55%
*Gucci Group N V .............................   5,000          194,375
*Motorcar Parts & Accessories, Inc. ..........  10,000          131,250
*Recoton Corp. ...............................   5,000           93,750
*Renters Choice, Inc. ........................  10,000          137,500
 Rival Co. ...................................  20,000          442,500
                                                                -------
                                                                999,375
                                                                -------
Consumer-Misc. - 2.76%
*Custom Chrome, Inc. .........................   8,000          185,000
 Ekco Group, Inc. ............................  10,000           58,750
*Ethan Allen Interiors, Inc. .................  10,000          203,750
*Juno Lighting, Inc. .........................  10,000          160,000
                                                                -------
                                                                607,500
                                                                -------
Entertainment - 0.96%
*Jackpot Enterprises, Inc. ...................   5,000           58,125
*Movie Gallery, Inc. .........................   5,000          152,500
                                                                -------
                                                                210,625
                                                                -------


Food & Beverage - 2.78%
*Celestial Seasonings, Inc. ..................  10,000          187,500
*Dave & Busters, Inc. ........................  12,000          145,500
*Hart Brewing, Inc. ..........................   1,000           15,250
*Petes Brewing Co. ...........................   3,000           42,000
*Showbiz Pizza Time, Inc. ....................  10,000          121,250
*Taco Cabana, Inc. ...........................  20,000          100,000
                                                                -------
                                                                611,500
                                                                -------


Leisure - 2.52%
*Hammons John Q Hotels, Inc. .................  10,000       $   92,500
*Morrow Snowboards, Inc. .....................   5,000           81,250
 Polaris Industries, Inc. ....................   7,000          205,625
*Red Lion Hotels, Inc. .......................  10,000          175,000
                                                                -------
                                                                554,375
                                                                -------
Merchandising - 10.85%
*Central Garden & Pet Co. ....................  10,000           95,000
*Central Tractor Farm & Country, Inc. ........  23,000          235,750
*Gadzooks, Inc. ..............................   9,000          227,250
*MacFrugals Bargains Close Outs ..............  13,000          182,000
*Michaels Stores, Inc. .......................  10,000          137,500
*National-
 Orchard Supply Hardware .....................  12,000          247,500
*Petco Animal Supplies, Inc. .................   4,000          117,000
*Pier 1 Imports, Inc. ........................  15,000          170,625
*Proffitts, Inc. .............................  10,000          262,500
 Shopko Stores, Inc. .........................  15,000          168,750
*Whole Foods Market, Inc. ....................  12,000          166,500
                                                              ---------
                                                              2,385,375
                                                              ---------

Sports Equipment - 1.08%
*Cannondale Corp. ............................  15,000          238,125
                                                              ---------
 TOTAL CONSUMER ..............................                5,606,875
                                                              ---------
FINANCIAL
Banks - 0.88%
 First Securities Corp. ......................   5,000          192,500
                                                                -------
Financial-Misc. - 0.87%
 Lawyers Title Corp. .........................  10,000          191,250
                                                                -------

                     See notes to the financial statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1995

                                   (Unaudited)

                                  Mini-Cap Fund


                                                Number of
Descriptions                                     Shares          Value
------------                                     ------          -----

Financial Services - 1.77%
*Barra, Inc. .................................  11,000       $  187,000
 Franklin Resources, Inc. ....................   4,000          201,500
                                                                -------
                                                                388,500
                                                                -------
Insurance-Misc. - 2.25%
 Executive Risk, Inc. ........................   7,000          203,000
*GCR Holdings Ltd. ...........................  13,000          292,500
                                                                -------
                                                                495,500
                                                                -------
Life & Annuity Insurance - 2.58%
 Pioneer Financial Services, Inc. ............  10,000          185,000
 Vesta Insurance Group, Inc. .................   7,000          381,500
                                                                -------
                                                                566,500
                                                                -------
Real Estate Investment - 0.66%
 Redwood Trust, Inc. .........................   8,000          146,000
                                                              ---------
 TOTAL FINANCIAL .............................                1,980,250
                                                              ---------


HEALTHCARE
Medical Supplies - 0.94
*Quest Medical, Inc. .........................  10,000          103,750
*Safeskin Corp. ..............................   6,000          102,000
                                                                -------
                                                                205,750
                                                                -------

Healthcare Services - 5.58%
*Amrion, Inc. ................................  13,000          134,875
*Apria Healthcare Group, Inc. ................   7,000          197,750
*Dura Pharmaceuticals, Inc. ..................   7,000          243,250
*Foundation Health Corp. .....................   5,000          215,000
*Mid-Atlantic Medical Services, Inc. .........   8,000          194,000
*Synaptic Pharmaceutical Corp. ...............   5,000           66,250
*Vivra, Inc. .................................   7,000          175,875
                                                              ---------
                                                              1,227,000
                                                              ---------

 TOTAL HEALTHCARE ............................               $1,432,750
                                                             ----------

INDUSTRIAL
Automobiles & Parts - 1.82%
*APS Holding Corp. ...........................  10,000          225,000
*Tower Automotive, Inc. ......................  10,000          175,000
                                                                -------
                                                                400,000
                                                                -------


Building Materials - 9.17%
Building Materials (Continued)
*BMC West Corp. ..............................   8,000          118,000
*Belmont Homes, Inc. .........................  12,000          217,500
*Centex Construction Products, Inc. ..........  14,000          201,250
*D.R. Horton, Inc. ...........................  10,000          117,500
 Granite Construction, Inc. ..................   9,000          283,500
*Martin Marietta Materials, Inc. .............   6,000          123,750
*NCI Building Systems, Inc. ..................  14,000          346,500
*Redman Industries-New .......................   6,000          202,500
*U S Home Corp-New ...........................   7,000          203,875
 Webb Del Corp. ..............................  10,000          201,250
                                                              ---------
                                                              2,015,625
                                                              ---------


Industrial-Misc. - 2.52%
 BMC Industries, Inc. ........................  10,000          232,500
*Gardner Denver Machinery, Inc. ..............   7,000          133,000
*Smith International, Inc. ...................   8,000          188,000
                                                                -------
                                                                553,500
                                                                -------

                     See notes to the financial statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1995

                                   (Unaudited)

                                  Mini-Cap Fund


                                                Number of
Descriptions                                     Shares          Value
------------                                     ------          -----
Manufacturing - 7.26%
*ABC Rail Products Corp. .....................   8,000       $  177,000
*Alltrista Corp. .............................  10,000          180,000
*Furon Co. ...................................  10,000          200,000
 Greenfield Industries, Inc. .................   8,000          250,000
*Holophane Corp. .............................  12,000          261,000
*Kulicke & Soffa Industries, Inc. ............   5,000          116,250
*Northwest Pipe Co. ..........................  15,000          164,765
*Seda Specialty Packaging Corp. ..............  20,000          247,500
                                                              ---------
                                                              1,596,515
                                                              ---------
Metals - 0.87%
 Quanex Corp. ................................   4,000           77,500
*Webco Industries, Inc. ......................  20,000          113,750
                                                                -------
                                                                191,250
                                                                -------
Transportation - 0.96%
*Railtex, Inc. ...............................  10,000          210,000
                                                              ---------
 TOTAL INDUSTRIAL ............................                4,966,890
                                                              ---------

NATURAL RESOURCES
Mining & Metals - 1.58%
*Pittston Minerals Group .....................  10,000          138,750
*Zeigler Coal Holding, Co. ...................  15,000          208,125
                                                                -------
                                                                346,875
                                                                -------
Oil & Gas Companies - 1.82%
*Benton Oil & Gas Co. ........................  12,000          180,000
*Brown Tom, Inc. .............................  15,000          219,375
                                                                -------
                                                                399,375
                                                                -------
Oil Services - 4.98%
*Core Laboratories NV ........................  10,000       $  120,000
*Dreco Energy Services Ltd. ..................  11,000          195,250
*Pride Pete Services, Inc. ...................  15,000          159,375
*Seitel, Inc. ................................   6,000          212,250
*Tuboscope Vetco International Corp. .........  40,000          227,500
*Varco International, Inc. ...................  15,000          180,000
                                                              ---------
                                                              1,094,375
                                                              ---------
Oil/Gas - 0.67%
*Barrett Resources Corp. .....................   5,000          146,875
                                                              ---------

 TOTAL NATURAL RESOURCES .....................                1,987,500
                                                              ---------

TECHNOLOGY
Business Products & Services - 0.79%
*Devon Group, Inc. - New .....................   6,000          174,375
                                                                -------
Computer Hardware - 1.33%
*Exabyte Corp. ...............................  20,000          292,500
                                                                -------
Computer Software - 5.54%
*Ciber, Inc. .................................   6,000          140,250
*Davidson & Associates, Inc. .................  10,000          220,000
*Expert Software, Inc. .......................  10,000          140,000
*Global Village Communications ...............   5,000           96,875
*Intersolv, Inc. .............................  15,000          193,125
*Premenos Technology Corp. ...................   5,000          131,875
*Softkey International, Inc. .................   5,000          115,625
*Vaughns, Inc. ...............................  20,000          180,000
                                                              ---------
                                                              1,217,750
                                                              ---------
                     See notes to the financial statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1995

                                   (Unaudited)

                                  Mini-Cap Fund



                                                Number of
Descriptions                                     Shares           Value
------------                                     ------           -----
Electronics - 2.81%
*Cerplex Group, Inc. ........................   25,000      $    193,750
*Richey Electronics, Inc. ...................   15,000           195,000
*Zytec Corp. ................................   20,000           230,000
                                                                 -------
                                                                 618,750
                                                                 -------


Networking - 0.18%
*Network Appliance, Inc. ....................    1,000            40,125
                                                                  ------
Semiconductors - 2.92%
*Burr Brown .................................    5,000           127,500
*MEMC Electr Materials, Inc. ................    6,000           195,750
*Semitool, Inc. .............................   10,000           130,000
*Trident Microsystems, Inc. .................    8,000           188,000
                                                                 -------
                                                                 641,250
                                                                 -------
Service - 1.98%
*Brightpoint, Inc. ..........................   10,000           141,250
*Control Data Systems, Inc. .................   15,000           294,375
                                                                 -------
                                                                 435,625
                                                                 -------

Technology Misc. - 2.48%
*Aetrium, Inc. ..............................    8,000           160,000
*CP Clare Corp. .............................   10,000           205,000
*Diamond Multimedia Systems, Inc. ...........    5,000           179,375
                                                                 -------
                                                                 544,375
                                                                 -------
Telecommunication - 1.16%
*Cidco, Inc. ................................   10,000           255,000
                                                               ---------
 TOTAL TECHNOLOGY ...........................                  4,219,750
                                                               ---------


 TOTAL COMMON STOCKS ........................                 20,390,015
(Cost $18,353,147)                                            ----------


AGENCY OBLIGATION - 3.42%
 Federal Home Loan Bank
5.670%, 01/02/96
(Cost $749,882) .............................  $750,000    $    753,882


REPURCHASE AGREEMENT - 3.87%
 State Street Bank & Trust
  Co. $851,000 at 2.25%
(Agreement dated 12/29/95;
 to be repurchased at
$851,053 on 01/02/96;
collateralized by U.S.
Treasury Notes due 9/30/97)
(Value $862,219) (Cost $851,000)............  851,000           851,000


 TOTAL INVESTMENTS - 100.05%
(Cost $19,954,029) .........................                 21,994,897
                                                             ----------

Liabilities in Excess of Cash and
Other Assets - (0.05%) .....................                    (10,394)
                                                                -------

NET ASSETS - 100% .........................                $ 21,984,503
                                                           ------------

----------------------------------------
*Indicates non-income producing security


                     See notes to the financial statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1995
                                   (Unaudited)

                               Value + Growth Fund

                                                Number of         Market
Descriptions                                     Shares           Value
------------                                     ------           -----

COMMON STOCKS - 76.60%
CONSUMER
Consumer Products - 4.52%
*Gucci Group N V ...........................     5,000       $  194,375
 Premark International, Inc. ...............     6,200          313,875
 Rival Co. .................................     4,000           88,500
 Whirlpool Corp. ...........................     2,500          133,125
                                                                -------
                                                                729,875
                                                                -------
Merchandising - 4.67%
*MacFrugals Bargains Close Outs ............    20,000          280,000
 Circuit City Stores, Inc. .................     5,200          143,650
 Dayton Hudson Corp. .......................     4,400          330,000
                                                              ---------
                                                                753,650
                                                              ---------
 TOTAL CONSUMER ............................                  1,483,525
                                                              ---------

FINANCIAL
Banks - 6.23%
 Chemical Banking Corp. ....................     6,100         358,375
 Citicorp ..................................     4,900         329,525
 Roosevelt Financial Group, Inc. ...........     5,600         108,500
 Washington Mutual, Inc. ...................     7,300         210,788
                                                             ---------
                                                             1,007,188
                                                             ---------
Financial-Misc. - 1.87%
 Prudential Reins Holdings, Inc. ...........    12,900         301,537
                                                               -------


Financial Services - 2.65%

 Advanta Corp. .............................     7,500         272,813
*Donaldson Lufkin + Jenrette, Inc. .........     5,000         156,250
                                                               -------
                                                               429,063
                                                               -------
Life & Annuity Insurance - 2.38%

 Protective Life Corp. .....................     3,600      $  112,500
 Vesta Insurance Group, Inc. ...............     5,000         272,500
                                                             ---------
                                                               385,000
                                                             ---------
TOTAL FINANCIAL ............................                 2,122,788
                                                             ---------

HEALTHCARE
Healthcare Services - 12.50%
Healthcare Services (Continued)
*Apria Healthcare Group, Inc. ...............   17,000         480,250
 Caremark International, Inc. ...............   17,200         311,750
*Foundation Health Corp. ....................    8,900         382,700
*Living Centers of America, Inc. ............   10,500         367,500
*Mid-Atlantic Medical Services, Inc. ........   17,100         414,675
*Wellpoint Health Networks, Inc. ............    2,000          64,250
                                                             ---------
 TOTAL HEALTHCARE ...........................                2,021,125
                                                             ---------
INDUSTRIAL
Automobiles & Parts - 0.28%
Automobiles & Parts (Continued)
 Stant Corp. ...............................     4,700          45,825
                                                                ------


Building Materials - 0.21%
Building Materials (Continued)
*ABT Building Products Corp. ...............     2,400          34,200
                                                                ------


Chemicals - 2.94%
Chemicals (Continued)
 Morton International, Inc. Industries .....    11,200         401,800
 OM Group, Inc. ............................     2,200          72,875
                                                               -------
                                                               474,675
                                                               -------
Industrial-Misc. - 1.95%
Industrial-Misc. (Continued)
 Augat, Inc. ...............................    13,000         222,625
 Reliastar Financial Corp. .................     2,100          93,188
                                                               -------
                                                               315,813
                                                               -------
                     See notes to the financial statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1995
                                   (Unaudited)

                               Value + Growth Fund

                                                Number of     Market
Descriptions                                     Shares       Value
------------                                     ------       -----

Metals - 0.47%
Metals (Continued)
 Quanex Corp. ................................   3,900       $ 75,562
                                                             --------
 TOTAL INDUSTRIAL ............................                946,075
                                                             --------
NATURAL RESOURCES
Forest Products - 1.79%
Forest Products (Continued)
*Asia Pulp & Paper Ltd. ......................  35,700        290,063
                                                              -------
Oil & Gas Companies - 1.01%
Oil & Gas Companies (Continued)
 K N Energy, Inc. ............................   5,600        163,100
                                                              -------
Oil Services - 1.56%
Oil Services (Continued)
*Nabors Industries, Inc. .....................   7,100         78,988
*Offshore Logistics, Inc. ....................   9,700        122,462
*Weatherford Enterra, Inc. ...................   1,750         50,531
                                                              -------
                                                              251,981
                                                              -------

 TOTAL NATURAL RESOURCES .....................                705,144
                                                              -------

TECHNOLOGY
Computer Hardware - 5.96%
Computer Hardware (Continued)
*Amdahl Corp. ................................  29,100        247,350
*E M C Corp. Mass ............................  21,500        330,563
*Read Rite Corp. .............................   6,500        151,125
*Tandem Computers, Inc. ......................  22,000        233,750
                                                              -------
                                                              962,788
                                                              -------


Computer Software - 5.15%
Computer Software (Continued)
*BMC Software, Inc. ..........................  10,100        431,775
*Maxis, Inc. .................................   5,000        190,000
*Premenos Technology Corp. ...................   8,000        211,000
                                                              -------
                                                              832,775
                                                              -------
Networking - 0.83%
Networking (Continued)
*Cisco Systems, Inc. .........................   1,800        134,325
                                                              -------
Semiconductors - 17.39%
Semiconductors (Continued)
*Cyrix Corp. .................................   9,800     $  225,400
 Dallas Semiconductor Corp. ..................  10,200        211,650
*Integrated Device Technology ................  18,800        242,050
 Intel Corp. .................................   4,800        272,400
*LSI Logic Corp. .............................   4,700        153,925
*MEMC Electrical Materials, Inc. .............  12,900        420,862
*National Semiconductor Corp. ................  20,900        465,025
*SGS Thomson Microelectronics ................  10,300        414,575
*VLSI Technology, Inc. .......................  22,300        404,188
                                                            ---------
                                                            2,810,075
                                                            ---------
Telecommunication - 2.24%
Telecommunication (Continued)
 ECI Telecommunications Ltd. ................. 15,900         362,718
                                                             --------
 TOTAL TECHNOLOGY ............................              5,102,681
                                                            ---------

 TOTAL COMMON STOCKS (Cost $11,519,435) ......             12,381,338
                                                           ----------


                                                             Par Value
                                                             ---------
AGENCY OBLIGATIONS - 12.75%
Federal National Mortgage Association
Federal National Mortgage Association (Continued)
 5.650%, 01/08/96 .........................$1,250,000       1,248,627
 5.550%, 01/19/96 ..........................  815,000         812,738
                                                              -------



 TOTAL AGENCY OBLIGATIONS
(Cost $2,061,365) ..........................                2,061,365
                                                            ---------

                     See notes to the financial statements.

                            Schedule of Investments
                               December 31, 1995
                                  (Unaudited)

                              Value + Growth Fund


Descriptions                                   Par Value       Value
------------                                   ----------      -----
U.S. TREASURY OBLIGATIONS - 4.22%
 U.S. Treasury Bills
 4.700%, 01/25/96
(Cost $682,854)..........................   $  685,000   $    682,854
                                                         ------------

REPURCHASE AGREEMENT - 7.33%
 State Street Bank & Trust
 Co. $1,184,000 at 4.25%
 (Agreement dated 12/29/95;
 to be repurchased at
 $1,184,140 on 01/02/96;
 collateralized by U.S.
 Treasury Notes due 9/30/97)
 (Value $1,202,034)
 (Cost $1,184,000) ..................        1,184,000      1,184,000
                                                         ------------

 TOTAL INVESTMENTS - 100.90%
(Cost $15,447,653) ..................                    $ 16,309,557
                                                         ------------
Liabilities in Excess of
Cash and Other Assets - (0.90%)......                        (146,508)
                                                         ------------
NET ASSETS - 100% ...................                    $ 16,163,049
                                                         ============


                     See notes to the financial statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1995
                                   (Unaudited)

                                  Balanced Fund


Descriptions                                 Par Value       Value
------------                                 ----------      ------
CORPORATE BONDS - 14.34%
Entertainment - 4.44%
 Time Warner, Inc.
7.750%, 06/15/05 ........................   $  800,000       $832,824
 Viacom International, Inc.
10.250%, 09/15/01 .......................    1,000,000      1,150,000
                                                         ------------
                                                            1,982,824
                                                         ============

Finance & Banking - 1.28%
 Associates Corp. North American
 7.950%, 02/15/10 .......................      500,000        569,035
                                                         ------------

Forest Products - 1.10%
 Applied International Finance Company B V
11.750%, 10/10/05 .......................      500,000        490,000
                                                         ------------

Industrial - 2.72%
 McDonnell Douglas Financial Corp.
8.400%, 04/11/00 ........................      600,000        648,990
 Browning Ferris Industries, Inc.
7.875%, 03/15/05 ........................      500,000        562,825
                                                         ------------
                                                            1,211,815
                                                         ------------

Natural Resources - 3.25%
 Boise Cascade Corp.
  9.900%, 03/15/00 ......................      300,000        333,495
 Indah Kiat International
 Finance Company B V
  11.375%, 06/15/99 .....................      500,000        512,500
 Domtar, Inc.
  11.750%, 03/15/99 .....................      300,000        336,000
 Coastal Corp.
  11.750%, 06/15/06 .....................      250,000        265,885
                                                         ------------
                                                            1,447,880
                                                         ------------

Technology - 1.25%
 Xerox Corp.
  9.200%, 07/15/99 ......................     $545,000       $556,641
                                                         ------------
Utilities - 0.30%
 Arkansas Power & Light Co.
  10.00%, 02/01/20 ......................      125,000        134,240
                                                         ------------

 TOTAL CORPORATE BONDS
  (Cost $6,122,183) .....................                   6,392,435
                                                         ------------


                                             Number of
                                              Shares
                                            ----------
COMMON STOCKS - 57.83%
CONSUMER
Consumer Products - 2.58%
 Premark International, Inc. ............       12,100        612,562
 Rival Co. ..............................       10,700        236,738
 Whirlpool Corp. ........................        5,600        298,200
                                                         ------------
                                                            1,147,500
                                                         ------------

Merchandising - 2.72%
 Circuit City Stores, Inc.                      20,700        571,838
 Dayton Hudson Corp.                             8,500        637,500
                                                         ------------
                                                            1,209,338
                                                         ------------
 TOTAL CONSUMER .........................                   2,356,838
                                                         ------------
FINANCIAL
Banks - 7.25%
 Chemical Banking Corp. .................       15,900        934,125
 Citicorp ...............................       12,500        840,625
 Roosevelt Financial Group, Inc. ........       32,900        637,437
 Washington Mutual, Inc. ................       28,300        817,163
                                                         ------------
                                                            3,229,350
                                                         ------------

                     See notes to the financial statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1995

                                   (Unaudited)

                                 Balanced Fund

                                            Number of
Description                                   Shares          Value
-----------                                   ------          -----


Financial-Misc. - 1.52%
 Prudential Reinsurance Holdings, Inc.          28,900     $  675,538
                                                           ----------

Financial Services - 1.05%
 Advanta Corp. ...........................      12,800        465,600
                                                              -------
Insurance-Misc. - 2.58%
 Exel Ltd. ...............................       4,600        280,600
 Vesta Insurance Group, Inc. .............      15,900        866,550
                                                            ---------
                                                            1,147,150
                                                            ---------

Life & Annuity Insurance - 1.94%
 Protective Life Corp. ...................      12,600        393,750
 Reliastar Financial Corp. ...............      10,600        470,375
                                                              -------
                                                              864,125
                                                              -------
Real Estate Investment - 1.12%
 General Growth Propertys, Inc. ..........      10,700        222,025
 JP Realty, Inc. .........................      12,700        277,813
                                                              -------
                                                              499,838
                                                              -------

 TOTAL FINANCIAL .........................                  6,881,601

HEALTHCARE
Healthcare Services - 7.26%
*Apria Healthcare Group, Inc. ............      22,200        627,150
 Caremark International, Inc. ............      29,800        540,125
*Foundation Health Corp. .................      20,000        860,000
*Living Centers of America, Inc. .........      10,800        378,000
*Mid-Atlantic Medical Services, Inc.......      34,300        831,775
                                                            ---------
 TOTAL HEALTHCARE ........................                  3,237,050
                                                            ---------

INDUSTRIAL
Automobiles & Parts - 0.48%
 Stant Corp. ...............................    22,100       $215,475
                                                             --------
Building Materials - 0.47%
*ABT Building Products Corp. ...............    14,800        210,900
Chemicals - 1.87%
 Morton International Inc. Industries ......    15,300        548,888
 OM Group, Inc. ............................     8,600        284,875
                                                              -------
                                                              833,763
                                                              -------

Industrial-Misc. - 1.59%
 Augat, Inc. ...............................    26,700        457,238
*Elsag Bailey Process Auto NV ..............     9,400        252,625
                                                              -------
                                                              709,863
                                                              -------
Manufacturing - 0.79%
 Greenfield Industries Inc. ................    11,300        353,125
                                                              -------
Metals - 0.48%
 Quanex Corp. ..............................    11,100        215,062
                                                            ---------
 TOTAL INDUSTRIAL ..........................                2,538,188
                                                            ---------

NATURAL RESOURCES
Forest Products - 1.30%
*Asia Pulp + Paper Ltd. ....................   71,400        580,124
                                                             -------
Oil & Gas Companies - 1.48%
 K N Energy, Inc. ..........................   10,500        305,813
 Vastar Resources, Inc. ....................   11,100        352,425
                                                             -------
                                                             658,238
                                                             -------
                     See notes to the financial statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1995

                                   (Unaudited)

                                  Balanced Fund

                                            Number of
Description                                   Shares             Value
-----------                                   ------             -----

Oil Services - 1.69%
*Nabors Industries, Inc. ..................     19,800       $  220,275
*Offshore Logistics, Inc. .................     16,800          212,100
*Weatherford Enterra, Inc. ................     11,150          321,956
                                                                -------
                                                                754,331
                                                                -------

 TOTAL NATURAL RESOURCES ..................                   1,992,693
                                                              ---------

TECHNOLOGY
Computer Hardware - 3.38%
*Amdahl Corp. .............................    44,200           375,700
*Cyrix Corp. ..............................     8,800           202,400
*E M C Corp. Mass .........................    41,700           641,138
*Read Rite Corp. ..........................    12,300           285,975
                                                              ---------
                                                              1,505,213
                                                              ---------
Computer Software - 2.85%
*BMC Software, Inc. .......................    22,900           978,975
*Tandem Computers, Inc. ...................    27,600           293,250
                                                              ---------
                                                              1,272,225
                                                              ---------
Technology-Misc. - 0.53%
*Cronos Group N V .........................    20,000           235,000
                                                              ---------
Networking - 0.65%
*Cisco Systems, Inc. ......................     3,900           291,037
                                                              ---------
Semiconductors - 10.60%
 Dallas Semiconductor Corp. ...............    15,500        $  321,625
*Integrated Device Technology .............    26,800           345,050
 Intel Corp. ..............................    12,200           692,350
*LSI Logic Corp. ..........................     9,100           298,025
*MEMC Electronic Materials, Inc. ..........    11,400           371,925
*National Semiconductor Corp. .............    41,600           925,600
*SGS Thomson Microelectronics .............    26,000         1,046,500
*VLSI Technology, Inc. ....................    39,900           723,188
                                                              ---------
                                                              4,724,263
                                                              ---------
Telecommunication - 1.65%
 ECI Telecom Ltd. .........................    32,200           734,562
                                                             ----------
 TOTAL TECHNOLOGY .........................                   8,762,300
                                                             ----------
TOTAL COMMON STOCKS (Cost $21,469,239).....                  25,768,670
                                                             ----------

                                                       Par Value
                                                       ---------
AGENCY OBLIGATIONS - 16.65%
Federal Home Loan
Bank - 0.68%
 6.000, 04/21/97 ...........................  300,000          301,500
                                                               -------
Federal Home Loan
Bank Discount Notes - 2.18%
 5.650%, 01/03/96 ..........................  970,000          969,696
                                                               -------

                     See notes to the financial statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1995

                                   (Unaudited)

                                  Balanced Fund

Description                                  Par Value         Value
-----------                                  ---------         -----
Federal Home Loan Mortgage
Corp. ("CMO's") - 5.12%
 1.049%, 04/15/08 ......................    $12,650,766     $  280,689
 2.934%, 05/15/08 ......................      7,843,709        306,395
 3.325%, 06/25/23 ......................      4,526,172        287,129
 6.500%, 09/15/08 ......................      1,819,213        256,395
 3.175%, 10/15/21 ......................      8,276,451        444,859
 6.000%, 04/15/06 ......................      4,772,904        466,850
 0.250%, 04/25/24 ......................     42,800,262        240,751
                                                            ----------
                                                             2,283,068
                                                            ----------
Federal Home Loan Mortgage Corp. .......
Discount Notes - 4.48%
 5.650%, 01/09/96 ......................      1,000,000        998,744
 5.520%, 01/16/96 ......................      1,000,000        997,700
                                                            ----------
                                                             1,996,444
                                                            ----------
Federal National Mortgage
Association - 1.37%
 6.500%, 03/25/22 ......................      1,553,845        608,913
                                                            ----------

Federal National Mortgage Association
 - REMICs - 1.77%
 11.520%, 10/18/25 .....................        579,341        142,865
 5.759%, 11/21/25 ......................      2,092,422        293,985
 3.234%, 07/25/22 ......................      7,082,631        354,132
                                                            ----------
                                                               790,982
                                                            ----------

Federal National Mortgage Association
 - STRIP - 1.05%
 0.010%, 03/09/02 ......................    $   500,000     $  468,750
                                                            ----------

TOTAL AGENCY OBLIGATIONS
(Cost $7,298,198) ......................                     7,419,353
                                                            ----------

U.S. TREASURY OBLIGATIONS - 9.78%
U.S Treasury Bills - 2.01%
 4.270%, 02/08/96 ......................        900,000        895,944
                                                             ---------

U.S. Treasury Bonds - 2.90%
 7.500%, 11/15/16 ......................      1,100,000      1,290,421
                                                             ---------

U.S. Treasury STRIPS - 4.87%
 0.010%, 11/15/09 ......................      4,915,000      2,170,906
                                                             ---------

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $4,006,253) ......................                     4,357,271
                                                             ---------

TOTAL INVESTMENTS - 98.60% .............                    43,937,729
(Cost $38,895,873)                                          ----------

Cash and Other Assets,
Net of Liabilities - 1.40% .............                       624,773
                                                            ----------

NET ASSETS - 100% .......................                  $44,562,502
                                                           ===========
-------------------
*Indicates non-income producing security.


                     See notes to the financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 1995

                                   (Unaudited)

                                                      Mini-Cap    Value +      Balanced
                                                       Fund     Growth Fund      Fund
                                                       ----     -----------      ----
ASSETS
Investments in securities at market value ......     $21,994,87 $16,309,557   $43,937,729
(cost of $19,954,029, $15,447,653, $38,895,873).
Cash ...........................................        962              11             -
Receivables
 Investment securities sold ....................        233,948           -       814,776
 Income receivable .............................          5,070       5,234       257,484
 Fund shares sold ..............................         82,014       6,000        21,063
Due from (to) investment adviser ...............        151,058     153,903             -
Deferred organization costs ....................         34,967      34,967         9,856
Prepaid expenses ...............................         15,930      15,488        16,223
                                                     ----------  ----------    ----------
 Total assets ..................................     22,518,846  16,525,160    45,057,131
                                                     ----------  ----------    ----------

LIABILITIES
Payables
 Investment securities purchased ...............       312,875      154,099       298,362
 Fund shares repurchased .......................             -       28,332           979
 Dividends .....................................        69,962       33,215        63,268
 Due to adviser ................................             -            -        16,722
 Other accrued expenses ........................       151,506      146,465       115,298
                                                   -----------  -----------   -----------
  Total liabilities .............................      534,343      362,111       494,629
                                                   -----------  -----------   -----------
NET ASSETS .....................................   $21,984,503  $16,163,049   $44,562,502
                                                   ===========  ===========   ===========

COMPOSITION OF NET ASSETS
 Paid-in capital ...............................   $19,754,797  $15,220,602   $38,875,660
 Accumulated undistributed net investment ......       (17,586)       1,586        33,408
 income (distributions paid in excess of income)
 Accumulated undistributed net realized gain
 on investments.................................       206,424       78,958       592,524
 Net unrealized appreciation on investments ....     2,040,868      861,903     5,060,910
                                                   -----------  -----------   -----------
NET ASSETS .....................................   $21,984,503  $16,163,049   $44,562,502
                                                   -----------  -----------   -----------
Number of shares, $0.01 par value, issued
 and outstanding (unlimited shares authorized)..     1,444,584    1,256,937     3,166,771
                                                   ===========  ===========   ===========
NET ASSET VALUE PER SHARE                          $     15.22  $     12.86   $     14.07
                                                   ===========  ===========   ===========


-----------

* Indicates non-income producing security.


                     See notes to the financial statements.

                            STATEMENTS OF OPERATIONS
                       Six Months Ended December 31, 1995

                                   (Unaudited)


                                                Mini-Cap   Value +  Balanced
                                                 Fund    Growth Fund  Fund
                                                 ----    -----------   ----
INVESTMENT INCOME
Income
 Dividend income ............................   $36,371   $39,506   $148,229
 Interest income ............................    65,691    82,227    901,599
                                                -------   -------  ---------
 Total income ...............................   102,062   121,733  1,049,828
                                                -------   -------  ---------
Expenses
 Investment advisory fees ...................    76,943    60,786    180,121
 Custodian fees .............................    19,969    19,333     19,759
 Transfer agent fees ........................    20,770    20,282     27,246
 Legal fees .................................       605       605      6,050
 Administration fees ........................    24,707    24,707     24,707
 Audit fees .................................     6,050     6,050      6,050
 Miscellaneous fees .........................     1,512     1,961      2,440
 Reports to shareholders ....................     -           212      5,478
 Registration fees ..........................     5,029     5,029      5,018
 Trustees fees  .............................     3,781     3,781      3,781
 Amortization of deferred organization costs.     4,709     4,709      1,275
                                                -------   -------    -------

 Total expenses .............................   164,075   147,455    281,925
 Less: expenses recouped (reimbursed) .......   (48,660)  (50,463)     4,143
                                                -------   -------    -------

 Net expenses ...............................   115,415    96,992    286,068
                                               --------   -------   --------

 Net investment income ......................  $(13,353)  $24,741   $763,760
                                               --------   -------   --------

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
Net realized gain on investments ........... $1,247,342  $673,114 $1,542,557
Change in net unrealized appreciation on ...    717,861   (60,871)   237,394
investments                                   ---------   -------  ---------

Net gain on investments ....................  1,965,203   612,243  1,779,951
                                              ---------   -------  ---------

Net increase in net assets resulting
from operations ...........................  $1,951,850  $636,984 $2,543,711
                                             ==========  ======== ==========


                  See notes to the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                                   (Unaudited)


                                                            Mini-Cap Fund
                                                            -------------
                                                           For the Periods
                                                           ---------------

                                                        07/01/95     10/01/94
                                                           to           to
                                                        12/31/95     06/30/95
                                                        --------     --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income .............................  $  (13,353)    $   1,136
 Net realized gain on investments sold .............   1,247,342       265,528
 Net unrealized appreciation on investments ........     717,861     1,323,001
                                                       ---------     ---------


 Net increase in net assets from operations ........   1,951,850     1,589,665
                                                       ---------     ---------
Distributions to shareholders:
 From net investment income ........................           -        (5,369)
 From net realized gains ...........................  (1,306,440)            -
                                                      ----------    -----------

 Total distributions ...............................  (1,306,440)       (5,369)
                                                      ----------    -----------
Fund share transactions:
 Proceeds from shares sold .........................  10,173,940     8,822,331
 Net asset value of shares issued on
 reinvestment of distributions .....................   1,236,482         5,369

 Cost of shares redeemed ...........................    (468,136)     (115,189)
                                                      ----------     ---------
 Net increase from Fund share transactions .........  10,942,286     8,712,511
                                                      ----------     ---------
 Net increase in net assets ........................  11,587,696    10,296,807

NET ASSETS
Beginning of period ................................  10,396,807       100,000
                                                     -----------   -----------
End of period ...................................... $21,984,503   $10,396,807
                                                     ===========   ===========

CHANGE IN SHARES
Shares sold ........................................    658,075        736,366
Shares issued on reinvestment of distributions .....     81,240            505
Shares redeemed ....................................    (30,904)       (10,698)
                                                     ----------    -----------

Net increase .......................................    708,411        726,173
                                                     ==========    ===========




                  See notes to the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                                   (Unaudited)



                                                          Value + Growth Fund
                                                          -------------------
                                                            For the Periods
                                                            ---------------
                                                       07/01/95       10/01/94
                                                          to             to
                                                       12/31/95       06/30/95
                                                       --------       --------

INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income ............................. $  24,741      $  31,435
 Net realized gain on investments sold .............   673,114        124,532
 Net unrealized appreciation on investments ........   (60,871)       922,774
                                                       -------        -------
 Net increase in net assets from operations ........   636,984      1,078,741
                                                       -------      ---------

Distributions to shareholders:
 From net investment income ........................   (51,679)        (2,912)
 From net realized gains ...........................  (718,688)             -
                                                      --------         ------
 Total distributions ...............................  (770,367)        (2,912)
                                                      --------         ------

Fund share transactions:
 Proceeds from shares sold ......................... 3,158,106     11,951,565
 Net asset value of shares issued on reinvestment of   737,151          2,911
distributions
 Cost of shares redeemed ...........................  (587,363)       (41,767)
                                                     ---------     ----------
 Net increase from Fund share transactions ......... 3,307,894     11,912,709
                                                     ---------     ----------


Net increase in net assets ......................... 3,174,511     12,988,538

NET ASSETS
Beginning of period ............................... 12,988,538              -
                                                   -----------    -----------
End of period .....................................$16,163,049    $12,988,538
                                                   ===========    ===========

CHANGE IN SHARES
Shares sold ........................................   230,459      1,016,002
Shares issued on reinvestment of distributions .....    57,321            276
Shares redeemed ....................................   (44,128)        (3,269)
                                                    ----------    -----------

Net increase .......................................   243,652      1,013,009
                                                    ==========    ===========



                  See notes to the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                                   (Unaudited)

                                                          Balanced Fund
                                                          -------------
                                                         For the periods
                                                         ---------------

                                                       07/01/95     10/01/94
                                                          to          to
                                                       12/31/95     06/30/95
                                                       --------     --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income .............................    $763,760     $654,219
 Net realized gain on investments sold .............   1,542,557      789,904
 Net unrealized appreciation on investments ........     237,394    3,623,588
                                                       ---------    ---------
 Net increase in net assets from operations ........   2,543,711    5,067,711
                                                       ---------    ---------

Distributions to shareholders:
 From net investment income ........................    (737,599)    (646,656)
 From net realized gains ...........................  (1,627,187)    (112,750)
                                                      ----------     --------
  Total distributions ............................... (2,364,786)    (759,406)
                                                      ----------     --------

Fund share transactions:
 Proceeds from shares sold .........................   6,095,078    5,890,393
 Net asset value of shares issued on reinvestment of
 distributions .....................................   2,285,266      729,159
 Cost of shares redeemed ...........................  (2,833,127)  (6,750,106)
                                                      ----------   ----------
  Net increase from Fund share transactions .........  5,547,217     (130,554)
                                                      ----------     --------

Net increase in net assets .........................   5,726,142    4,177,751

NET ASSETS
Beginning of period ................................  38,836,360   34,658,609
                                                     -----------  -----------
End of period ...................................... $44,562,502  $38,836,360
                                                     ===========  ===========

CHANGE IN SHARES
Shares sold ........................................     419,081      474,565
Shares issued on reinvestment of distributions .....     161,220       57,394
Shares redeemed ....................................    (195,597)    (543,500)
                                                        --------     --------
Net increase .......................................     384,704      (11,541)
                                                        ========     ========


                  See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
                  For a share outstanding throughout the period


                                    Mini-Cap                  Value +
                                      Fund                  Growth Fund
                                      ----                  -----------

                                    For the periods      For the periods
                                    ---------------      ---------------

                                   07/01/95  09/30/94+  07/01/95  09/30/94+
                                      to        to         to        to
                                   12/31/95  06/30/95   12/31/95  06/30/95
                                   --------  --------   --------  --------

Net asset value, beginning of
period .............................  $14.12    $10.00     $12.82    $10.00
                                      ------    ------     ------    ------

Income from investment operations
 Net investment income .............    0.95      0.01       0.04      0.05
 Net realized and unrealized gain
 on investments ....................    1.11      4.13       0.64      2.79
                                        ----      ----       ----      ----

 Total from investment operations ..    2.06      4.14       0.68      2.84
                                        ----      ----       ----      ----


Less distributions
 From net investment income ........      -      (0.02)     (0.04)    (0.02)
 From net realized gains ...........   (0.96)        -      (0.60)        -
                                       -----     -----      -----      ----

 Total distributions ...............   (0.96)    (0.02)     (0.64)    (0.02)
                                       -----     -----      -----     -----

Net asset value, end of period .....  $15.22    $14.12     $12.86    $12.82
                                      ======    ======     ======    ======

Total return .......................   14.59%**  41.47%**    5.31%**  28.43%**
                                      ======    ======     ======    ======

Net assets at end of period (in
000's) ............................. $21,985   $10,397    $16,163   $12,989
===                                  =======   =======    =======   =======

Ratio of expenses to average net
assets (net of expense
 reimbursements)....................    1.52%*    1.50%*     1.37%*    1.35%*
                                        ====      ====       ====      ====

Ratio of net investment income
 (loss) to average net assets ......   (0.18)%*   0.04%*     0.35%*    1.18%*
                                       =====      ====       ====      ====

Portfolio turnover rate ............  148.71%   102.85%     32.10%    31.64%
                                      ======    ======      =====     =====


-----------

   *      Annualized
   **     Not annualized
   +      Fund commenced operations on September 30, 1994.
  (1)The ratios of expenses to average net assets before expense reimbursements were 2.16% and 4.99% for the Mini-Cap Fund for periods ended December 31, 1995 and June 30, 1995, respectively. The ratios of expenses to average net assets before expense reimbursements were 2.09% and 5.21% for the Value + Growth Fund for periods ended December 31, 1995 and June 30, 1995, respectively.

                  See notes to the financial statements.

                         FINANCIAL HIGHLIGHTS
                  For a share outstanding throughout the period


                                         Balanced Fund
                                         -------------
                                        For the Periods
                                        ---------------
                       07/01/95  10/01/94  11/01/93  11/01/92    03/09/92
                          to        to        to        to          to
                       12/31/95  06/30/95  09/30/94  10/31/93    10/31/92
                       --------  --------  --------  --------    --------

Net asset value, ..... $13.96    $12.41    $12.82    $10.84        $10.00
beginning of period   -------   -------   -------   -------        ------


Income from investment
operations
 Net investment ......   0.26      0.24      0.16      0.16          0.11
 income
 Net realized and
 unrealized gain on
 investments .........   0.64      1.59      0.05      1.98          0.83
                      -------   -------   -------   -------        ------

 Total from investment
 operations ..........   0.90      1.83      0.21      2.14          0.94
                      -------   -------   -------   -------        ------

Less distributions
 From net investment
 income .............   (0.25)    (0.24)    (0.18)    (0.16)        (0.10)
 From net realized
 gains ..............   (0.54)    (0.04)    (0.44)       --            --
                      -------   -------   -------   -------        ------

 Total distributions    (0.79)    (0.28)    (0.62)    (0.16)        (0.10)
                      -------   -------   -------   -------        ------

Net asset value, end
of period ...........  $14.07    $13.96    $12.41    $12.82        $10.84
                      =======   =======   =======   =======        ======
Total return ........    6.42%    14.98%     3.66%    19.83%        14.67%
                      =======   =======   =======   =======        ======

Net assets at end
 of period (in
 000's) ............  $44,563   $38,836   $34,659   $20,931        $6,008
                      =======   =======   =======   =======        ======



Ratio of expenses
 to average net
 assets ............     1.36%*    1.33%*    1.63%*    1.47%         1.50%*
                      =======   =======   =======    =======        ======
Ratio of net
 investment income
 to average net
 assets ............     3.64%*    2.51%*    1.77%*     1.51%        1.93%*
                      =======   =======   =======    =======       ======
Portfolio turnover
 rate ..............    30.80%    56.00%    60.90%     44.12%       20.00%
                      =======   =======   =======    =======       ======
-----------

 *   Annualized
  (1)The Jurika & Voyles Balanced Fund commenced operations on March 9, 1992.
  (2)Includes recoupment of management fees previously waived.
  (3)Not annualized for periods less than one year.

                          NOTES TO FINANCIAL STATEMENTS

1.    Organization

     Jurika & Voyles Fund Group (the "Trust") was organized as a Delaware business trust on July 11, 1994 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Trust consists of three separate diversified series: Jurika & Voyles Mini-Cap Fund, Jurika & Voyles Value + Growth Fund, and Jurika & Voyles Balanced Fund (each a "Fund" and collectively the "Funds").

      On September 30, 1994, shareholders of the Jurika & Voyles Balanced Fund (the "Balanced Fund"), formerly a portfolio of the Advisors' Inner Circle Fund (the "Old Fund"), exchanged 2,793,608 shares of the Old Fund (valued at $34,658,609, including unrealized losses of $851,000) for 2,793,608 shares of the Balanced Fund in a tax-free exchange. All of the assets of the Old Fund were transferred to the Balanced Fund at net asset value. The Statements of Changes in Net Assets and Financial Highlights for periods prior to October 1, 1994 include results of the Old Fund.

2.    Significant Accounting Policies

     The following is a summary of the significant accounting policies followed by the Funds.

               Security Valuation - Portfolio securities that are listed or admitted to trading on a U.S. exchange are valued at the last sales price on the principal exchange on which the security is traded or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities admitted to trading on the NASDAQ National Market System and securities traded only in the U.S. over-the-counter market are valued at the last sale price or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that amortized cost does not represent fair value. Cash and receivables are valued at their face amounts.

                Federal Income Taxes - Each Fund intends to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes are required.

                 Security Transactions and Related Income - Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the effective interest method.

                    Realized gains and losses on securities sold are determined under the identified cost method.

                     It is the Trust's policy to take possession of securities as collateral under repurchase agreement and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements.

                 Deferred Organization Costs - Organization costs are amortized on a straight line basis over a period of sixty months commencing with the Funds' operations.

                Distributions - Distributions to shareholders are recorded on the ex-dividend date.

3.             Management Fees and Transactions with Affiliates

     The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with Jurika & Voyles, Inc. (the "Adviser"). Under the terms of the Agreement, the Trust will pay a fee equal to 0.85% of the average daily net assets of the Value + Growth Fund and the Balanced Fund, and 1.00% of the Mini-Cap Fund. The Adviser has voluntarily agreed to limit for an indefinite period of time, to waive all or a portion of its fees (and to reimburse the Funds' expenses) so that the ratio of expenses to average net assets will not exceed 1.35% for each of Value + Growth Fund and Balanced Fund, and 1.50% for Mini-Cap Fund. In subsequent years, overall operating expenses of each Fund will not fall below the applicable expense limitations until the Adviser has been fully reimbursed for fees foregone or expenses paid by the Adviser under this agreement, as each Fund will reimburse the Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation. Fee waivers and expense reimbursements are voluntary and may be terminated at any time. The agreement permits such reimbursement to the Adviser within a three year period following the year in which the Adviser waived fees or reimbursed expenses of the Fund.

      The  Trust,  on  behalf  of the  Funds,  entered  into  an  Administration
Agreement with Investment Company Administration Corporation (the "Administrator"). Under the terms of the Agreement, the Trust will pay an annual fee, payable monthly and computed based on the value of the total average net assets of the Trust at an annual rate of 0.10% of the first $100 million of such net assets, 0.05% of next $150 million, 0.03% of next 250 million and 0.01% thereafter, subject to a minimum fee of $30,000 per annum per Fund.

      Each unaffiliated Trustee is compensated by the Trust at $5,000 per year plus an attendance fee of $500 for each Trustees' meeting attended.

4.    Purchases and Sales of Securities

     The cost of security purchases and the proceeds from security sales, other than short-term investments for the period ended December 31, 1995, are as follows:

Funds                                                 Purchases        Sales
-----                                                -----------    -----------
Mini-Cap Fund ..............................         $29,921,259    $20,031,416
Value + Growth Fund ........................           8,094,488      3,478,629
Balanced Fund ..............................          13,152,933     11,801,325

      At December 31, 1995, the net realized gains or losses on securities sold for federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The total cost of securities and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds at December 31, 1995, based on cost for federal income tax purposes, are as follows:

                                         Gross          Gross           Net
                         Total        Unrealized     Unrealized     Unrealized
Funds                   Tax Cost     Appreciation   Depreciation   Appreciation
-----                   --------     ------------   ------------   ------------
Mini-Cap Fund .......  $19,954,029     $2,460,169      $419,301     $2,040,868
Value + Growth Fund .   15,447,653      1,738,575       876,672        861,903
Balanced Fund .......   30,895,873      6,334,864     1,273,954      5,060,910



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